©2023 DISCOVER FINANCIAL SERVICES Exhibit 99.3 2022 & 4Q22 Financial Results January 18, 2023

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, June 30, 2022 and March 31, 2022, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

Full Year 2022 Highlights 3 • 2022 net income of $4.4Bn; diluted EPS of $15.50; and return on equity of 31% ◦ 4Q22 net income of $1.0Bn; diluted EPS of $3.77; and return on equity of 28% • Disciplined execution drove strong 2022 results amid fluid operating conditions ◦ Card account growth of 23% and elevated sales drove loan growth of 20% YOY ◦ Generated 39% efficiency ratio and 31% ROE ◦ Credit metrics are seasoning consistent with recent periods of elevated growth ◦ Repurchased $2.4Bn in common stock and increased common dividend by 22% • Remain well positioned to generate resilient returns through a range of economic environments ◦ Focus on prime lending with through-the-cycle approach to underwriting ◦ Disciplined expense management with prudent investments for growth ◦ Integrated digital banking and payments model generates high returns and enables capital return to shareholders

• Revenue net of interest expense was $3.7Bn, up 27%, due to higher net interest income and prior year losses on equity investments • Net interest margin was 11.27%, up 46 bps primarily driven by higher market rates, partially offset by higher funding costs • Provision for credit losses increased by $620MM reflecting a $313MM reserve build in the current year compared to a $39MM release in the prior year and a $268MM increase in net charge-offs • Expenses increased $183MM, or 14%, due to higher employee compensation, marketing, professional fees, and a one-time facility write-off 4Q22 Summary Financial Results Key Points 4 $1,067 $584 $212 $(620) $(183) $(27) $1,033 4Q21 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 4Q22 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 4Q22 $ 3,067 $ 665 $ 883 $ 1,495 $ 321 4Q21 $ 2,483 $ 453 $ 263 $ 1,312 $ 294 B/(W) $ 584 $ 212 $ (620) $ (183) $ (27) EPS $ 3.64 $ 1.57 $ 0.57 $ (1.66) $ (0.49) $ 0.15 $ 3.77

• NIM on loans was 11.27%, up 22bps QOQ as favorable loan and securities yields were partially offset by higher funding costs • Total loan yield was up 86bps QOQ primarily due to higher prime rate • The rate on average interest- bearing liabilities increased 87bps QOQ, reflecting increased consumer deposit pricing • Consumer deposits were up 5% QOQ; we continue to target 70-80% deposit funding 4Q22 Net Interest Income Drivers 5 Key Points Note(s) 1. DTC and Affinity Deposits include checking and reflect both interest-bearing and non-interest bearing consumer deposits 10.81% 10.85% 10.94% 11.05% 11.27% 4Q21 1Q22 2Q22 3Q22 4Q22 NIM on Loans Loan Growth ($Bn) Funding Mix (%), Average Balance (1) Total Loans +20% YOY $74.4 $73.8 $79.2 $83.6 $90.1 $9.4 $9.6 $9.4 $9.7 $9.7 $6.9 $6.9 $7.1 $7.7 $8.0 $3.0 $3.2 $3.5 $3.9 $4.3 Card +21% YOY Organic Student +4% YOY Personal +15% YOY Other + 43% YOY 4Q21 1Q22 2Q22 3Q22 4Q22 68% 71% 70% 65% 64% 11% 11% 11% 15% 18% 10% 7% 9% 10% 9% 11% 11% 10% 10% 9% DTC and Affinity Deposits Brokered & Other Deposits Securitized Borrowing Unsecured Borrowing 4Q21 1Q22 2Q22 3Q22 4Q22 Total Loan Yield 11.75% 11.80% 12.00% 12.67% 13.53% Total Int. - Bearing Liab Rate 1.15% 1.18% 1.36% 2.09% 2.96% Consumer Deposits +10% YOY

Note(s) 1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume • Net interest income increased primarily due to higher loan receivables and margin expansion • Net discount and interchange revenue was driven by higher sales volume partially offset by increased rewards costs • Loan fee income increased primarily reflecting higher late fees • The FY22 rewards rate was 1.41%, up 4bps YOY 4Q22 Revenue 6 Key Points Inc / (Dec) ($MM) 4Q22 4Q21 $ % Net Interest Income 3,067 2,483 584 24% Net Discount/Interchange Revenue 368 345 23 7% Protection Products Revenue 44 36 8 22% Loan Fee Income 182 131 51 39% Transaction Processing Revenue 66 60 6 10% Gain/(Loss) on Equity Investment (6) (138) 132 96% Other Income 11 19 (8) (42%) Total Non-Interest Income 665 453 212 47% Revenue Net of Interest Expense $3,732 $2,936 $796 27% Change 4Q22 4Q21 QOQ YOY Discover Card Sales Volume ($MM) $55,663 $51,308 2% 8% Rewards Rate (1) 1.42% 1.35% -5bps 7bps $2,936 $584 $23 $8 $51 $6 132 $(8) $3,732 4Q21 Rev Net of Int Exp Net Interest Income Net Discount/ Interchange Protection Products Loan Fee Income Transaction Processing Gain/ (Loss) on Equity Investments Other Income 4Q22 Rev Net of Int Exp Year-Over-Year Revenue ($MM)

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation increased due to higher headcount and wage inflation • Marketing was up primarily due to investments in brand and acquisition • Professional fees increased due to investment in technology and consulting costs • Premises and equipment increased due to one-time facility write-off as we continue to optimize our real estate footprint 4Q22 Operating Expense Inc / (Dec) ($MM) 4Q22 4Q21 $ % Employee Compensation and Benefits $573 $499 74 15% Marketing and Business Development 313 271 42 15% Information Processing & Communications 143 125 18 14% Professional Fees 264 230 34 15% Premises and Equipment 48 23 25 109% Other Expense 154 164 (10) (6%) Total Operating Expense $1,495 $1,312 $183 14% Operating Efficiency(1) 40.0% 44.7% (470) bps 7 Key Points Year-Over-Year Expense ($MM) $1,312 $74 $42 $18 $34 $15 $1,495 4Q21 Expense Employee Comp Marketing Info Processing Professional Fees All Other 4Q22 Expense

• Seasoning occurring across most products and credit segments • Higher credit card net charge- off rate driven by an increase in early stage delinquencies • Student loan net charge-offs largely reflect the expiration of pandemic assistance programs • Personal loan net charge-offs remain well below pre- pandemic norms 4Q22 Key Credit Metrics 8 Key PointsChange 4Q21 3Q22 4Q22 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $74,369 $83,630 $90,113 7.8% 21.2% Net Principal Charge-off Rate 1.50% 1.92% 2.37% 45 bps 87 bps 30-Day Delinquency Rate 1.66% 2.11% 2.53% 42 bps 87 bps Private Student Loans Ending Loan Balance ($MM) $10,113 $10,349 $10,308 (0.4)% 1.9% Net Principal Charge-off Rate 0.80% 0.91% 1.33% 42 bps 53 bps 30-Day Delinquency Rate 1.55% 1.94% 2.05% 11 bps 50 bps Personal Loans Ending Loan Balance ($MM) $6,936 $7,674 $7,998 4.2% 15.3% Net Principal Charge-off Rate 1.21% 1.14% 1.49% 35 bps 28 bps 30-Day Delinquency Rate 0.69% 0.69% 0.80% 11 bps 11 bps Total Loans Ending Loan Balance ($MM) $93,684 $104,908 $112,120 6.9% 19.7% Net Principal Charge-off Rate 1.37% 1.71% 2.13% 42 bps 76 bps 30-Day Delinquency Rate 1.55% 1.94% 2.30% 36 bps 75 bps

9 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at December 31, 2021 $5,273 $843 $662 $44 $6,822 Reserve rate 7.09% 8.33% 9.54% N/A 7.28% Balance at September 30, 2022 $5,561 $829 $620 $51 $7,061 Reserve rate 6.65% 8.01% 8.08% N/A 6.73% Provision for credit losses 838 45 5 6 894 Net Charge-offs 516 35 30 — 581 Balance at December 31, 2022 $5,883 $839 $595 $57 $7,374 Reserve rate 6.53% 8.14% 7.44% N/A 6.58% Total Loan Reserve Rate 7.28% 7.11% 6.80% 6.73% 6.58% 4Q21 1Q22 2Q22 3Q22 4Q22 Allowance for Credit Losses

10 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio(1) (%) TTM Payout Ratio(2) (%) Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 3. Quarterly dividend per share figures for 2017 through 2022 represent year-end levels 11.6% 11.1% 11.2% 13.1% 14.8% 13.3% 123% 93% 77% 76% 51% 67% 2017 2018 2019 2020 2021 2022 • The Common Equity Tier 1 ratio of 13.3% remains above our target of 10.5% • Resumed share repurchase program and bought $602 million in the quarter Key Points $2.1 $2.1 $1.8 $0.3 $2.3 $2.4 $0.35 $0.40 $0.44 $0.44 $0.50 $0.60 2017 2018 2019 2020 2021 2022 Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share

11 2022 Perspective 2022 Actual 2023 Perspective Loan Growth 20% • Expect loan growth to be low double digits Net Interest Margin 11.04% • Expect NIM to be modestly higher vs. full year 2022 Operating Expense $5.2Bn • Expect total operating expense to be up less than 10% from prior year Net Charge-offs 1.82% • Expect full year average net charge-off rate of 3.5-3.9% Capital Management $2.9Bn returned to shareholders • $2.8Bn remains under the current share repurchase plan authorization that expires June 30, 2023

Appendix

4Q22 Asset Yield & Liabilities Rate 4Q22 3Q22 4Q21 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $108.0 13.53% $102.0 12.67% $91.1 11.75 % Other Interest-Earning Assets 20.0 3.42% 16.9 2.30% 18.5 0.95 % Total Interest-Earning Assets $128.0 11.96% $118.9 11.20% $109.6 9.93% 4Q22 3Q22 4Q21 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $66.9 2.55% $63.4 1.53% $60.8 0.58 % Brokered Deposits and Other 19.2 3.50% 14.7 2.71% 9.8 2.16 % Interest Bearing-Deposits 86.1 2.76% 78.1 1.76% 70.7 0.80 % Borrowings 19.5 3.84% 19.4 3.45% 18.8 2.46 % Total Interest-Bearing Liabilities $105.6 2.96% $97.5 2.09% $89.5 1.15% 13 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Credit Performance Trends

Total Company Loans



3.00
2.38
2.48
2.12
1.46
1.37
1.61
1.80
1.71
2.13
1.77
1.89
1.67
1.34
1.40
1.55
1.64
1.63
1.94
2.30
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans



3.45
2.63
2.80
2.45
1.65
1.50
1.84
2.01
1.92
2.37
1.91
2.07
1.85
1.43
1.48
1.66
1.77
1.76
2.11
2.53
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



1.49
1.39
1.20
1.34
1.55
1.55
1.62
1.66
1.94
2.05
0.58
0.71
0.53
0.53
0.68
0.80
0.69
1.08
0.91
1.33
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
NCO rate (%)
30+ day DQ rate (%)

Personal Loans



2.69
2.79
2.80
1.80
1.11
1.21
1.12
1.21
1.14
1.49
1.10
1.08
0.84
0.69
0.71
0.69
0.69
0.63
0.69
0.80
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
NCO rate (%)
30+ day DQ rate (%)

14

YOY YOY YOY YOY 4Q22 Payments Volume ($Bn) Discover Network • Discover Network volume was up 9% reflecting the increase in Discover card sales volume • PULSE volume was up 3% driven by debit transaction volume • Diners volume was up 24% from the prior year reflecting improvement in global T&E and corporate spending • Network Partners was down 7% YOY driven by lower transaction volume Key Points $53.2 $48.1 $55.8 $56.6 $58.1 4Q21 1Q22 2Q22 3Q22 4Q22 $64.8 $59.8 $63.0 $63.4 $66.8 4Q21 1Q22 2Q22 3Q22 4Q22 $7.4 $7.2 $8.4 $8.8 $9.2 4Q21 1Q22 2Q22 3Q22 4Q22 $11.2 $10.7 $11.5 $11.9 $10.4 4Q21 1Q22 2Q22 3Q22 4Q22 Diners (1) PULSE Network Partners 9% 3% 24% (7%) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 6% YOY 15